UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 31, 2008
TITANIUM ASSET MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-53352	20-8444031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 E. Wisconsin Avenue,
Milwaukee, Wisconsin		53202-5310
(Address of principal executive		(Zip Code)
offices)
(414) 765-1980
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1: MEMBERSHIP INTEREST PURCHASE AGREEMENT
EX-2.2: AMENDMENT NO. 1 TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

Item 2.01. Completion of Acquisition or Disposition of Assets
On December 31, 2008, Titanium Asset Management Corp. (the “Company”) closed the previously announced acquisition of the membership interests of Boyd Watterson Asset Management, LLC, an Ohio limited liability company (“Boyd”), pursuant to the Membership Interest Purchase Agreement, dated as of November 7, 2008 (the “Agreement”), by and among BWAM Holdings, LLC, Boyd, and the common members and, for limited purposes, the preferred members of BWAM Holdings, LLC. The Company and its affiliates had no prior material relationship with the other parties to the Agreement, except for the Agreement.
The Company purchased the membership interests for $7,500,000, which was paid in cash on January 2, 2009. The purchase price is subject to a post-closing working capital adjustment and other adjustments. In addition, the Company will make a deferred payment of cash and shares of its common stock based on Boyd’s achievement of certain revenue milestones as of December 31, 2010 according to a schedule set forth in the Agreement, up to a maximum amount of $8,000,000. The deferred payment is payable by the Company within 30 days of the determination of the final payment amount. Under certain circumstances, including the delisting of the Company’s common stock from AIM, a market operated by the London Stock Exchange, or such U.S. securities exchange on which the Company is then listed, the deferred payment will be made entirely in cash. The Company awarded 12,500 shares of its common stock to a Boyd employee at closing and will also award 45,500 shares to certain other Boyd employees, all of which will vest on December 31, 2009 (as compared to one-half of the shares of common stock vesting at the time of award, as originally contemplated). The Company will issue an additional 192,000 fully vested shares of its common stock at the same time it makes the deferred payment. Under certain circumstances, including the delisting of the Company’s common stock from AIM or such U.S. securities exchange on which the Company is then listed, the Company will pay in cash the value of the shares as determined by their trading price on December 31, 2008.
Item 3.02 Unregistered Sales of Equity Securities
The information set forth under Item 2.01 is incorporated by reference into this Item 3.02.
The issuance of the 58,000 shares of the Company’s common stock at and following the closing is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of such securities and has not offered securities to the public in connection with this issuance.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The Company will file the Boyd financial statements as an amendment to this Form 8-K, in accordance with Item 9.01(a) of Form 8-K and Section 210.3-05 of Regulation S-X, no later than 71 calendar days from the date this initial report of Form 8-K must be filed.
(b) Pro Forma Financial Information
The Company will file the Boyd unaudited pro forma financial information reflecting the acquisition of Boyd by the Company as an amendment to this Form 8-K, in accordance with Item 9.01(b) of Form 8-K and Section 210.11 of Regulation S-X, no later than 71 calendar days after the date this initial report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

Exhibit 2.1	Membership Interest Purchase Agreement, dated as of November 7, 2008, by and among Titanium Asset Management Corp., BWAM Holdings, LLC, Boyd Watterson Asset Management, LLC, the common members of BWAM Holdings, LLC and, for limited purposes, the preferred members of BWAM Holdings, LLC.(1)

Exhibit 2.2	Amendment No. 1 to Membership Interest Purchase Agreement, dated as of December 30, 2008, among Titanium Asset Management Corp., Boyd Watterson Asset Management, LLC and Mr. Michael E. Bee, acting in his capacity as the agent and attorney in fact with the authority to act on behalf of BWAM Holdings, LLC, the common members of BWAM Holdings, LLC and, for limited purposes, the preferred members of BWAM Holdings, LLC.

(1)	Certain schedules have been omitted from this exhibit pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.
Forward-looking Statements
This Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future payment in connection with the acquisition of Boyd’s membership interests. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally. Such risks and uncertainties include any conditions imposed on the parties in connection with the transactions described herein, including the ability to achieve the revenue milestones set forth in the Agreement for the deferred payment. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological and/or regulatory factors and other factors affecting the operation of the business of the Company and Boyd. These and other risks are detailed from time to time in the Company’s periodic reports that are filed with the Securities and Exchange Commission. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM ASSET MANAGEMENT CORP.

Date: January 5, 2009	By:	/s/ Larry Haslee Name: Larry Haslee
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Membership Interest Purchase Agreement, dated as of November 7, 2008, by and among Titanium Asset Management Corp., BWAM Holdings, LLC, Boyd Watterson Asset Management, LLC, the common members of BWAM Holdings, LLC and, for limited purposes, the preferred members of BWAM Holdings, LLC.

Exhibit 2.2	Amendment No. 1 to Membership Interest Purchase Agreement, dated as of December 30, 2008, among Titanium Asset Management Corp., Boyd Watterson Asset Management, LLC and Mr. Michael E. Bee, acting in his capacity as the agent and attorney in fact with the authority to act on behalf of BWAM Holdings, LLC, the common members of BWAM Holdings, LLC and, for limited purposes, the preferred members of BWAM Holdings, LLC.